Joint Filer Information


1. Name: TULLIS-DICKERSON PARTNERS III, L.L.C.

Address:  2 Greenwich Plaza, 4th Floor, Greenwich, Connecticut 06830

Designated Filer: TULLIS-DICKERSON CAPITAL FOCUS III, L.P.

Issuer: Interpharm Holdings, Inc.

Date of Event Requiring Statement: August 8, 2006

Signature:

February 29, 2008                         TULLIS-DICKERSON PARTNERS III, L.L.C.

                                          By:  /s/ Joan P. Neuscheler
                                               --------------------------------
                                               Joan P. Neuscheler
                                               Principal



2. Name: JOAN P. NEUSCHELER

Address:  2 Greenwich Plaza, 4th Floor, Greenwich, Connecticut 06830

Designated Filer: TULLIS-DICKERSON CAPITAL FOCUS III, L.P.

Issuer: Interpharm Holdings, Inc.

Date of Event Requiring Statement: August 8, 2006

Signature:

February 29, 2008                              /s/ Joan P. Neuscheler
                                               --------------------------------
                                               JOAN P. NEUSCHELER


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3. Name: JAMES L.L. TULLIS

Address:  2 Greenwich Plaza, 4th Floor, Greenwich, Connecticut 06830

Designated Filer: TULLIS-DICKERSON CAPITAL FOCUS III, L.P.

Issuer: Interpharm Holdings, Inc.

Date of Event Requiring Statement: August 8, 2006

Signature:

February 29, 2008                              /s/ James L.L. Tullis
                                               --------------------------------
                                               JAMES L.L. TULLIS



4. Name: THOMAS P. DICKERSON

Address:  2 Greenwich Plaza, 4th Floor, Greenwich, Connecticut 06830

Designated Filer: TULLIS-DICKERSON CAPITAL FOCUS III, L.P.

Issuer: Interpharm Holdings, Inc.

Date of Event Requiring Statement: August 8, 2006

Signature:

February 29, 2008                              /s/ Thomas P. Dickerson
                                               --------------------------------
                                               THOMAS P. DICKERSON


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5. Name: LYLE A. HOHNKE

Address:  2 Greenwich Plaza, 4th Floor, Greenwich, Connecticut 06830

Designated Filer: TULLIS-DICKERSON CAPITAL FOCUS III, L.P.

Issuer: Interpharm Holdings, Inc.

Date of Event Requiring Statement: August 8, 2006

Signature:

February 29, 2008                              /s/  Lyle A. Hohnke
                                               --------------------------------
                                               LYLE A. HOHNKE


6. Name: TIMOTHY M. BUONO

Address:  2 Greenwich Plaza, 4th Floor, Greenwich, Connecticut 06830

Designated Filer: TULLIS-DICKERSON CAPITAL FOCUS III, L.P.
Issuer: Interpharm Holdings, Inc.

Date of Event Requiring Statement: August 8, 2006

Signature:

February 29, 2008                              /s/  Timothy M. Buono
                                               --------------------------------
                                               TIMOTHY M. BUONO